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EXHIBIT 21.1

                        PAREXEL INTERNATIONAL CORPORATION
                       LIST OF SUBSIDIARIES OF THE COMPANY

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                                                                                              PAREXEL
                                                                                              OWNERSHIP(1)
                                                                                              ------------
PAREXEL International Holding Corporation, a Delaware corporation                                100%
PAREXEL International, L.P., a Delaware limited partnership                                      100%
PAREXEL International, LLC, a Delaware limited liability company                                 100%
PAREXEL International Securities Corporation, a Massachusetts corporation                        100%
PAREXEL Government Services, Inc., a Delaware corporation                                        100%
PAREXEL International Trust, a Massachusetts Business Trust                                      100%
PAREXEL Unternehmens beteiligung GmbH, a corporation organized under                             100%
  the laws of Germany
PAREXEL GmbH Independent Pharmaceutical Research Organization, a                                 100%
  Corporation organized under the laws of Germany
PAREXEL International Limited, a corporation organized under the laws of the                     100%
  United Kingdom
AFB CLINLAB Laborleistungs - Organisationgesellschaft GmbH, a                                    100%
  corporation organized under the laws of Germany
PAREXEL International SARL, a corporation organized under the laws of                            100%
  France
PAREXEL International SRL, a corporation organized under the laws of Italy                       100%
PAREXEL International Pty Ltd., a corporation organized under the laws of                        100%
  Australia
PAREXEL International S.L., a corporation organized under the laws of Spain                      100%
PAREXEL International Medical Marketing Services, Inc., a                                        100%
  Virginia corporation
PAREXEL International (Lansal) Limited, a corporation organized under the                        100%
  laws of Israel
Perceptive Informatics, Inc., a Delaware corporation                                            97.4%
PAREXEL S-Cubed Limited, a corporation organized under the laws of the                           100%
  United Kingdom
PAREXEL ClinNet Limited, a corporation organized under the laws of the                           100%
  United Kingdom
PAREXEL ETT, S.L., a corporation organized under the laws of Spain                               100%
PAREXEL International Inc., a corporation organized under the laws of Japan                      100%
PAREXEL International Holding BV, a corporation organized under the law of                       100%
  The Netherlands
PAREXEL MMS Europe Limited, a corporation organized under the laws of                            100%
  the United Kingdom
PPSI, Inc., a Connecticut corporation                                                            100%
The Center for Bio-Medical Communication, Inc., a New Jersey corporation                         100%
PAREXEL Nederland B.V., a corporation organized under the laws of                                100%
 The Netherlands
Logos GmbH, a corporation organized under the laws of Germany                                    100%
Placebo B.V., a corporation organized under the laws of The Netherlands                          100%
PAREXEL Polska SP z.o.o., a corporation                                                          100%
  organized under the laws of Poland
PAREXEL Hungary Limited, a corporation organized under                                           100%
  the laws of Hungary
PAREXEL Baltics A/S, a corporation                                                               100%
  organized under the laws of Norway
PAREXEL Norway A/S, a corporation organized under the laws of Norway                             100%
PAREXEL Russia A/S, a corporation organized under the laws of Norway                             100%
Echo Medical B.V., a corporation organized under the laws of The Netherlands                     100%
Verum, a European Economic Interest Grouping                                                      33%
  formed under the laws of the United Kingdom
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
PAREXEL Sweden AB, a corporation organized under the laws of Sweden                              100%
PAREXEL International, S.A., a corporation organized under the laws of Argentina                 100%

PAREXEL Pty. Ltd., a corporation organized under the laws of South Africa                        100%

FARMOVS PAREXEL Ltd., a corporation organized under the laws of South Africa                      60%

PAREXEL International y Co Limitada, a corporation organized under the laws of Chile             100%
PAREXEL International Limitada, a corporation organized under the laws of Brazil                 100%
PAREXEL International Medical Marketing Services (NJ), Inc., a Delaware corporation              100%
PAREXEL Belgium B.V.B.A., a corporation organized under the laws of Belgium                      100%
(1) Direct and indirect
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